UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) August 19, 2005
BEVERLY ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9550 (Commission File Number)	62-1691861 (I.R.S. Employer Identification No.)

One Thousand Beverly Way Fort Smith, Arkansas (Address of Principal Executive Offices)	72919 (Zip Code)
Registrant’s telephone number including area code (479) 201-2000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Press Release

Item 8.01 Other Events
On August 19, 2005, Beverly Enterprises, Inc. (“BEI”) issued a press release announcing that it had received a proposal from Formation Capital, LLC, Franklin Mutual Advisers, LLC, Appaloosa Management, L.P. and Northbrook NBV, LLC to acquire, subject to certain conditions, all of the outstanding shares of BEI for $12.90 per share in cash. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (a) Exhibits

Exhibit No.	Exhibit

99.1	Press release, dated August 19, 2005

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2005	BEVERLY ENTERPRISES, INC.
	By:	/s/ Pamela H. Daniels
		Name:	Pamela H. Daniels
		Title:	Senior Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release, dated August 19, 2005